SUPPLEMENT Dated December 22, 1995

                              TO THE PROSPECTUS OF

                     STANDISH SHORT-TERM ASSET RESERVE FUND
                                Dated May 1, 1995,
                           As revised August 1, 1995



EXCHANGE OF SHARES

         Effective immediately, shares of the Fund may be exchanged for shares of one or more other funds in the Standish, Ayer & Wood family of funds. Shares of the Fund redeemed in an exchange transaction are valued at their net asset value next determined after the exchange request is received by the Trust. Shares of a fund purchased in an exchange transaction are sold at their net asset value next determined after the exchange request is received by the Trust and payment for the shares is received by the fund into which your shares are to be exchanged. Until receipt of the purchase price by the fund into which your shares are to be exchanged (which may take up to three business days), your money will not be invested. To obtain a current prospectus for any of the other funds in the Standish, Ayer & Wood family of funds, please call the Trust at
(800) 221-4795. Please consider the differences in investment objectives and expenses of a fund as described in its prospectus before making an exchange.

Written Exchanges

     Shares of a Fund may be exchanged by written order to: "Standish, Ayer & Wood Investment Trust, One Financial Center, Boston, Massachusetts 02111". A written exchange request must (a) state the name of the current Fund, (b) state the name of the fund into which the current Fund shares will be exchanged, (c) state the number of shares or the dollar amount to be exchanged, (d) identify the shareholder's account numbers in both funds and (e) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed as listed under "Written Redemption" below.

Telephonic Exchanges

         Shareholders who complete the telephonic privileges portion of the Fund's account application or who have previously elected telephonic redemption privileges may exchange shares by calling (800) 221- 4795. The telephonic privileges are not available to shareholders automatically; they must first elect the privilege. Proper identification will be required for each telephonic exchange. Please see "Telephonic Redemption" in the attached Prospectus for more information regarding telephonic transactions.

General Exchange Information

         All exchanges are subject to the following exchange restrictions: (i) the fund into which shares are being exchanged must be registered for sale in your state; (ii) exchanges may be made only between funds that are registered in the same name, address and, if applicable, taxpayer identification number; and
(iii) unless waived by the Trust, the amount to be exchanged must satisfy the minimum account size of the fund to be exchanged into. Exchange requests will not be processed until payment for the shares of the current Fund have been received. The exchange privilege may be changed or discontinued and may be subject to additional limitations upon sixty (60) days' notice to shareholders, including certain restrictions on purchases by market-timer accounts.

                              ---------------------

         The following revises and replaces the first paragraph under the caption "Purchase of Shares" in the attached Prospectus:

PURCHASE OF SHARES

         Shares of the Fund may be purchased directly from the Trust, which offers shares of the Fund to the public on a continuous basis. Shares are sold at the net asset value per share next computed after the purchase order is received by the Trust and payment for the shares is received by the Fund. Unless waived by the Trust, the minimum initial investment is $1,000,000. Additional investments may be made in amounts of at least $100,000.

                              ---------------------

         The following revises and replaces the information under the caption "Written Redemption" in the attached Prospectus:

WRITTEN REDEMPTION

         Shares of the Fund may be redeemed by written order to: "Standish, Ayer & Wood Investment Trust, One Financial Center, Boston, Massachusetts 02111". A written redemption request must (a) state the name of the Fund, (b) state the number of shares or the dollar amount to be redeemed, (c) identify the shareholder's account number and (d) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or by any one of the following institutions, provided that such institution meets credit standards established by Investors Bank & Trust Company, the Fund's transfer agent: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or
(v) a national securities exchange, a registered securities exchange or a clearing agency. Additional supporting documents may be required in the case of estates, trusts, corporations, partnerships and other shareholders which are not individuals. Redemption proceeds will normally be paid by check mailed within seven days of receipt of a written redemption request in proper form. If shares of the Fund to be redeemed were recently purchased by check, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such shares.
This may take up to fifteen (15) days.

Prospectus dated May 1, 1995,
As revised August 1, 1995

                                   PROSPECTUS

                     STANDISH SHORT-TERM ASSET RESERVE FUND

                              One Financial Center
                           Boston, Massachusetts 02111
                                 (800) 221-4795

     Standish Short-Term Asset Reserve Fund (the "Fund") is one fund in the Standish, Ayer & Wood family of funds. The Fund is organized as a separate diversified investment series of Standish, Ayer & Wood Investment Trust (the "Trust"), an open-end management investment company. The Fund is designed for corporate investors, pension and profit-sharing plans, state and local governments, foundations, endowment funds and individuals.

     The Fund's investment objective is to achieve a high level of current interest income, consistent with preserving principal and liquidity. The Fund will seek to achieve its investment objective primarily by investing in a diversified portfolio of investment grade money market instruments and short-term fixed income securities with a maximum average maturity of eighteen months. The Fund also expects to engage, to a limited degree, in options and futures transactions. See "Investment Policies." Standish, Ayer & Wood, Inc. (the "Adviser"), Boston, Massachusetts is the Fund's investment adviser.

     Investors may purchase shares from the Fund without a sales commission or other transaction charges. Unless waived by the Fund, the minimum initial investment is $1,000,000. Additional investments may be made in amounts of at least $100,000. The Fund is not a money market fund, the net asset value of its shares may fluctuate and the Fund may not be able to return dollar-for-dollar the money invested.

     This Prospectus is intended to set forth concisely the information about the Fund and the Trust that a prospective investor should know before investing. Investors are encouraged to read this Prospectus and retain it for future reference. Additional information about the Fund and the Trust is contained in a Statement of Additional Information which has been filed with the Securities and Exchange Commission and is available upon request and without charge by calling or writing the Trust at the telephone number or address listed above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference into this Prospectus.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANYSTATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Expense Information                                           2

Financial Highlights                                          3

Investment Objective and Policies                             4

Risk Factors and Suitability                                  8

Calculation of Performance Data                               8

Dividends and Distributions                                   9

Purchase of Shares                                            9

Redemption of Shares                                          9

Management                                                   10

Federal Income Taxes                                         11

The Fund and Its Shares                                      12

Custodian, Transfer Agent and Dividend-Disbursing Agent      13

Independent Accountants                                      13

Legal Counsel                                                13

Appendix A                                                   14

Tax Certification Instructions                               15

                              EXPENSE INFORMATION

Shareholder Transaction Expenses

Maximum Sales Load Imposed on Purchases                               None

Maximum Sales Load Imposed on Reinvested Dividends                    None

Deferred Sales Load                                                   None

Redemption Fees                                                       None

Exchange Fee                                                          None


Estimated Annual Fund Operating Expenses (as a percentage of average net assets)

Management Fees                                                       0.25%

12b-1 Fees                                                            None

Other Expenses                                                        0.08%

Total Fund Operating Expenses                                         0.33%



Example                                                                 1 yr.            3 yrs.            5 yrs.          10 yrs.
----------------------------------------------------------------------------------------------------------------------------------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end
  of each time period:                                                   $3              $11               $19              $42

You would pay the following expenses on the same investment,
  assuming no redemption:                                                $3              $11               $19              $42


     The purpose of the above table is to assist the investor in understanding the various costs and expenses of the Fund that an investor in the Fund will bear directly or indirectly. See "Management - Investment Adviser" and "Management Expenses." The figure shown in the caption "Other Expenses," which includes, among other things, custodian and transfer agent fees, registration costs and payments for insurance and audit and legal services, is based upon the Fund's expenses for the fiscal year ended December 31, 1994.

     THE INFORMATION IN THE TABLE AND HYPOTHETICAL EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.


                              FINANCIAL HIGHLIGHTS

     The financial highlights for the years ended December 31, 1993 and 1994 have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report, together with the financial statements of the Fund, is incorporated into the Statement of Additional Information.

Per share data (for a share outstanding throughout each period):

                                                                                Year Ended December 31,
                                                  ---------------------------------------------------------------------------------
                                                          1994          1993      1992*         1991*         1990*       1989*+
                                                  ---------------------------------------------------------------------------------
Net asset value - Beginning of period                   $19.79        $19.96        $20.46        $20.20        $20.14      $20.00
                                                  ------------- -------------  ------------  ------------  ------------  ----------

Income from investment operations:
     Net investment income                               $1.01         $1.31         $1.35         $1.47         $1.66       $1.69
     Net realized and unrealized gain (loss)
        on investments                                  (0.57)        (0.17)        (0.48)          0.37          0.07        0.14
                                                  ------------- -------------  ------------  ------------  ------------  ----------

     Total from investment operations                    $0.44         $1.14         $0.87         $1.84         $1.73       $1.83
                                                  ------------- -------------  ------------  ------------  ------------  ----------

Less distributions declared to shareholders:
     From net investment income                        ($1.01)       ($1.31)       ($1.35)       ($1.47)       ($1.66)     ($1.69)
     From realized gain                                   0.00          0.00        (0.02)        (0.11)        (0.01)        0.00
                                                  ------------- -------------  ------------  ------------  ------------  ----------

Total distributions declared to shareholders           ($1.01)       ($1.31)       ($1.37)       ($1.58)       ($1.67)     ($1.69)
                                                  ------------- -------------  ------------  ------------  ------------  ----------

Net asset value - end of period                         $19.22        $19.79        $19.96        $20.46        $20.20      $20.14
                                                  ------------- -------------  ------------  ------------  ------------  ----------

                                                  ------------- -------------  ------------  ------------  ------------  ----------

Total return                                             2.27%         5.08%         4.33%         9.41%         8.96%       9.54% t

Ratios (to average net assets)/Supplemental Data:
     Expenses                                            0.33%         0.33%         0.37%         0.38%         0.45%       0.50% t
     Net investment income                               5.24%         5.82%         6.60%         7.17%         8.17%       8.52% t
Portfolio turnover                                        154%          182%          167%          134%          128%        132%

Net assets at end of period (000 omitted)             $277,017      $275,080      $289,969      $266,256      $105,303     $66,167



t  Computed on an annualized basis.
*  Audited by other auditors.
+  For the period from January 3, 1989 (start of business) to December 31, 1989.

    Further information about the performance of the Fund is contained in the Fund's Annual Report, which may be obtained from the Fund without charge.

     INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to achieve a high level of current income consistent with preserving principal and liquidity. The Fund will seek to achieve its investment objective primarily through investing in a diversified portfolio of investment grade money market instruments and short-term fixed income securities whose average dollar-weighted maturity will normally be from six to fifteen months and will not exceed eighteen months. Because of the uncertainty inherent in all investments, no assurance can be given that the Fund will achieve its investment objective. The investment objective and non-fundamental policies of the Fund may be changed by the Trustees of the Trust without the approval of shareholders. The Fund's investment policies are described further in the Statement of Additional Information.

Investment Policies

     The Fund may invest in a broad range of investment grade money market instruments and short-term fixed-income securities. The Fund's investments will consist of U.S. Government obligations and obligations issued or guaranteed by any of its agencies or instrumentalities, instruments of U.S. and foreign banks (including negotiable certificates of deposit, non-negotiable fixed time deposits and bankers' acceptances), prime commercial paper of U.S. and foreign companies, collateralized mortgage obligations, other mortgage-backed securities, asset-backed securities, repurchase agreements, debt securities that make regular interest payments at variable or floating rates, structured notes and, from time to time, preferred stock. The Fund may purchase securities on a when-issued or forward commitment basis and enter into reverse repurchase agreements. In addition, the Fund expects to engage, to a limited degree, in forward roll transactions, futures and options transactions and a variety of interest rate transactions, including swaps, caps and floors.

     The Fund will be managed without regard to potential tax considerations. The Fund may invest up to 10% of its total assets in tax-exempt securities, such as state and municipal bonds, if the Adviser believes these securities will provide competitive returns.

Ratings

     The Fund will invest at least 85% of its assets in securities which are rated Aaa, Aa, A or P-1 by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A or A-1 by Standard & Poor's Ratings Group ("Standard & Poor's") or, if not rated, determined to be of comparable investment quality by the Adviser. Up to 15% of the Fund's assets may be invested in securities which are rated Baa or P-2 by Moody's or BBB or A-2 by Standard & Poor's or, if not rated, determined to be of comparable investment quality by the Adviser. The Fund may invest in a security so rated by one rating agency although the security may not be rated by the other rating agency. In the event the rating on a security held in the Fund's portfolio is lowered by a rating service, such action will be considered by the Adviser in its evaluation of the overall investment merits of that security but will not necessarily result in the sale of the security. Securities rated BBB by Standard & Poor's or Baa by Moody's may have some speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than is the case for higher grade bonds. It is anticipated that the average dollar-weighted quality of the securities in the Fund's portfolio will be at least Aa or AA according to Moody's and Standard & Poor's ratings, or of comparable quality as determined by the Adviser. In the case of a security that is rated differently by the two rating services, the higher rating is used in applying the 15% limit set forth above and in computing the Fund's average dollar weighted credit quality. Appendix A sets forth excerpts from the descriptions of ratings of debt securities.

Maturities

     All securities held by the Fund will carry a maturity date, redemption date, put date, coupon reset date or average life of 3.25 years or less from the date of settlement, except that, with respect to no more than 10% of the Fund's net assets, such time period may be between 3.25 and 5 years, and such time period limitation shall not apply to certain U.S. Treasury notes or bonds. (U.S. Treasury notes or bonds with maturities of longer than 3.25 years may be purchased by the Fund in conjunction with the sale of note or bond futures contracts or with certain equivalent options positions which are designed to hedge the notes or bonds in such a way as to create a synthetic short-term instrument.) The Fund will keep the average maturity relatively short (six months) when the Adviser expects interest rates to rise and relatively long (fifteen months) when the Adviser expects interest rates to decline. Under normal conditions, the Fund expects the dollar weighted average maturity of the portfolio to be six to fifteen months. The dollar weighted average maturity will not exceed eighteen months.

U.S. Government Securities

     U.S. Government securities are either (i) backed by the full faith and credit of the U.S. Government (e.g., U.S. Treasury bills), (ii) guaranteed by the U.S. Treasury (e.g., GNMA mortgaged-backed securities), (iii) supported by the issuing agency's or instrumentality's right to borrow from the U.S. Treasury (e.g., Federal National Mortgage Association Discount Notes), or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., securities of each of the Federal Home Loan Banks). Such guarantees of the securities in the Fund, however, do not guarantee the market value of the shares of the Fund. With respect to securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will continue to provide support to such agencies or instrumentalities.

Foreign Bank Instruments

     Eurodollar Certificates of Deposit ("ECDs"), Eurodollor Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs") are subject to risks somewhat different than those associated with the obligations of domestic banks. ECDs are dollar-denominated certificates of deposit issued by foreign branches of domestic banks; ETDs are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the U.S. Examples of these risks include international economic developments, foreign governmental restrictions that may adversely affect the payment of principal or interest, foreign withholding or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing bank, and the possible impact of interruptions in the flow of international currency transactions. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, and recordkeeping, and the public availability of information. These factors will be carefully considered by the Adviser in selecting investments for the Fund.

Mortgage-Backed Securities

     The Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as collateralized mortgage obligations. See "Risk Factors and Suitability" for a description of the risks associated with mortgage-backed securities.

     Mortgage-Backed Pass-Through Securities. Mortgage-backed "pass-through securities" represent participation interests in pools of residential mortgage loans and are issued by the U.S. Government or private lenders and guaranteed by the U.S. Government or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities.

     Collateralized Mortgage Obligations (CMOs). The issuer of a CMO effectively transforms a mortgage pool into obligations comprised of several different maturities, thus creating mortgage securities that appeal to short and intermediate term investors as well as the more traditional long-term mortgage investor. CMOs are debt securities issued by Federal Home Loan Mortgage Corporation, Federal National Mortgage Corporation and by non-governmental financial institutions and other mortgage lenders and are generally fully collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series which have different maturities and generally are retired in sequence. CMOs are designed to be retired as the underlying mortgage loans in the mortgage pool are repaid. In making investments in CMOs, the Adviser will usually select CMOs with a stable average life and will take into account the following considerations: the total return on CMOs will vary with interest rates, which cannot be predicted; the maturity of the CMOs is variable and is not known at the time of purchase; and prepayments on the CMOs will depend upon prevailing interest rates and the CMOs may have a shorter life than expected.

Asset-Backed Securities

     The Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Asset-backed securities may also be collateralized by a portfolio of U.S. Government securities, but are not direct obligations of the U.S. Government, its agencies or instrumentalities. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution, or other credit enhancements may be present; however, privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guaranty or insurance. Such securities are like mortgage-related securities in that they represent an interest in the cash flow from a pool of underlying receivables. However, unlike mortgage-related securities, the asset underlying the security consists of debt incurred to purchase personal property rather than real property. In addition, the maturity of the debt involved is much shorter in duration than that of conventional mortgages and involves less likelihood of refinancing and unscheduled prepayments.

     Such securities can be structured in several ways, the most common of which has been a "pass-through" model. A certificate representing a fractional undivided beneficial interest in a trust or corporation created solely for the purpose of holding the trust assets is issued to the security holder. The certificate entitles the holder thereof the right to receive a percentage of the interest and principal payments on the terms and according to the schedule established by the trust instrument. A servicing agent collects amounts due on the sales contracts or credit card receivables for the account of the trust, which distributes such amounts to the security holders.

     An alternative structure for such securities is similar to that of the collateralized mortgage obligations described above. Instead of holding an undivided interest in trust assets, the purchaser of the security holds a bond collateralized by the underlying assets . The bonds are serviced by cash flows from the underlying assets, a specified fraction of all cash received (less a servicing fee) being allocated first to pay interest and then to retire principal. Unlike the "pass-through" certificate, payments of principal and interest to security holders are not dependent on prepayments, although prepayments alter the yield and average life of the bonds.

Forward Roll Transactions

     In order to enhance current income, the Fund may enter into forward roll transactions with respect to mortgage-backed securities to the extent of 10% of its net assets. In a forward roll transaction, the Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, such as repurchase agreements or other short-term securities, and the income from these investments, together with any additional fee income received on the sale and the amount gained by repurchasing the securities in the future at a lower price, will generate income and gain for the Fund which is intended to exceed the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. At the time the Fund enters into a forward roll transaction, it will place in a segregated custodial account cash or liquid, high quality debt obligations having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to insure that the equivalent value is maintained.

Structured or Hybrid Notes

     The Fund may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed-income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

Preferred Stock

     The Fund may, from time to time, invest up to 10% of its total assets in preferred stock, such as auction rate or fixed rate preferred stock, if the Adviser believes that such investments would be appropriate substitutes for money market instruments or other short-term fixed income securities. Any investment in preferred stock will comply with the Fund's requirements with regard to ratings and maturities described above.

Strategic Transactions

     Consistent with maintaining stability of principal, the Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates and broad or specific fixed-income market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Fund may change over time as new instruments and strategies are developed or regulatory changes occur.

     In the course of pursuing its investment objective, the Fund may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, fixed income indices and other financial instruments; purchase and sell financial futures contracts and options thereon; and enter into various interest rate transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although the Fund's net loss exposure resulting from Strategic Transactions entered into for such purposes will not exceed 1% of the Fund's net assets at any one time and, to the extent necessary, the Fund will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating the Fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the Adviser believes that short-term interest rates as indicated in the forward yield curve are too high, the Fund may take a short position in a near-term Eurodollar futures contract and a long position in a longer-dated Eurodollar futures contract. Under such circumstances, any unrealized loss in the near-term Eurodollar futures position would be netted against any unrealized gain in the longer-dated Eurodollar futures position (and vice versa) for purposes of calculating the Fund's net loss exposure. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to the Fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. The writing of options could significantly increase the Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, they tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by the Fund in writing options on futures and entering into futures transactions is potentially unlimited; however, as described above, the Fund will limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to 1% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.

     Further information concerning the Fund's Strategic Trans-actions is set forth in the Statement of Additional Information.

When-Issued Securities and Forward Commitments

     The Fund may commit up to 10% of its net assets to purchase securities on a "when-issued" basis. Although the Fund would generally purchase securities on a when-issued basis with the intention of actually acquiring the securities, the Fund may dispose of a when-issued security prior to settlement if the Advisers deem it appropriate to do so. The payment obligation and the interest rate on these securities will be fixed at the time the Fund enters into the commitment, but no income will accrue to the Fund until they are delivered and paid for. Unless the Fund has entered into an offsetting agreement to sell the securities, cash or high quality liquid assets equal to the amount of the Fund's commitment will be segregated with the Fund's custodian, to secure the Fund's obligation and to ensure that it is not leveraged. The market value of the securities when they are delivered may be less than the amount paid by the Fund.

     With respect to up to 25% of its net assets, the Fund may also enter into contracts to purchase securities for a fixed price at a future date beyond the customary settlement time if the Fund holds and maintains until the settlement date in a segregated account cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Such contracts are customarily referred to as "forward commitments" and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

Repurchase Agreements

     The Fund may invest up to 25% of its net assets in repurchase agreements under normal circumstances. Repurchase agreements acquired by the Fund will always be fully collateralized as to principal and interest by money market instruments and will be entered into only with commercial banks, brokers and dealers considered creditworthy by the Fund. Investing in repurchase agreements involves the risk of default by or the insolvency of the other party to the repurchase agreement.

Reverse Repurchase Agreements

     Under a reverse repurchase agreement, the Fund would sell securities and agree to repurchase them at a mutually agreed upon date and price. The Fund intends to enter into reverse repurchase agreements to provide cash to satisfy redemption requests and thereby avoid otherwise having to sell securities during unfavorable market conditions in order to meet such redemptions. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the Fund's custodian containing liquid assets having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to maintain such value. Reverse repurchase agreements involve the risk that the market value of the securities which the Fund is obligated to repurchase may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. The staff of the Securities and Exchange Commission has taken the position that reverse repurchase agreements are borrowings by the Fund under the Investment Company Act of 1940. See "Investment Restrictions."

Portfolio Turnover

     Portfolio turnover is not expected to exceed 200% on an annual basis. A rate of turnover of 100% would occur, for example, if the value of the lesser of purchases or sales of portfolio securities for a particular year equaled the average monthly value of portfolio securities owned during the year (excluding securities with a maturity date of one year or less at the date of acquisition). A high rate of portfolio turnover involves a correspondingly higher transaction cost which must be borne directly by the Fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of short-term capital gains which are taxable to shareholders as ordinary income and may, under certain circumstances, make it more difficult for the Fund to qualify as a regulated investment company under the Code.

Investment Restrictions

     The Fund has adopted certain fundamental policies which may not be changed without the approval of the Fund's shareholders. These policies provide, among other things, that the Fund may not: (i) invest, with respect to at least 75% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer; (ii) issue senior securities, borrow money or securities, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the Fund may (a) borrow money from banks as a temporary measure for extraordinary or emergency purposes (but not for investment purposes) in an amount up to 15% of the current value of its total assets, (b) enter into forward roll transactions, (c) enter into reverse repurchase agreements in an amount up to 15% of the current value of its total assets, and (d) pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fund may not make any additional investments while its outstanding bank borrowings exceed 5% of the current value of its total assets; (iii) make loans of portfolio securities, except that the Fund may enter into repurchase agreements with respect to 25% of the value of its net assets; or (iv) invest more than 25% of its total assets in a single industry except that this restriction shall not apply to government securities. (For the purposes of the foregoing restriction, the industry classification of an asset-backed security is determined by its underlying assets. For example, certificates for automobile receivables and certificates for amortizing revolving debts constitute two different industries). If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction. Additional fundamental policies adopted by the Fund are described in the Statement of Additional Information.

                          RISK FACTORS AND SUITABILITY

     The Fund is not a money market fund and is not an appropriate investment for investors seeking complete stability of principal. The Fund is designed for corporate investors, pension and profit-sharing plans, state and local governments, foundations, endowment funds and individuals. The Fund will attempt to achieve a higher than money market return for its shareholders. Although the price of its shares may fluctuate more than money market instruments in response to changes in interest rates, the Fund will seek to keep such volatility below that of longer term debt securities by limiting the maturity of the securities in its portfolio but may not be able to return dollar-for-dollar the money invested. See "Investment Objectives and Policies" above for a further description of the risks.

     Yields on debt securities depend on a variety of factors, such as general conditions in the money and bond markets, and the size, maturity and rating of a particular issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to greater potential capital appreciation and depreciation. The market prices of debt securities usually vary depending upon available yields, rising when interest rates decline and declining when interest rates rise.

     Mortgage-Backed Securities

     Mortgage-backed securities are subject to both regular and early prepayments of principal, which will affect the value of the securities in the Fund's portfolio and, therefore, the Fund's current and total returns. While it is not possible to predict accurately the life of a particular issue of mortgage-backed securities held by the Fund, the actual life of a mortgage-backed security is likely to be substantially less than the original final maturity of the mortgage pool underlying the security because unscheduled early prepayments of principal on the security owned by the Fund will result from the prepayment, refinancing or foreclosure of the underlying mortgage loans in the mortgage pool. For example, mortgagors may speed up the rate at which they prepay their mortgages when interest rates decline sufficiently to encourage refinancing. When the monthly payments (which may include unscheduled prepayments) on a security are paid to the Fund, the Fund may be able to reinvest them only at a lower rate of interest. Because of the regular scheduled payments of principal and the early unscheduled prepayments of principal, mortgage-backed securities, and adjustable rate mortgage-backed securities in particular, may be less effective than other types of obligations as a means of locking in attractive long-term interest rates. As a result, this type of security may have less potential for capital appreciation during periods of declining interest rates than other U.S. Government securities of comparable maturities, although many issues of mortgage-backed securities may have a comparable risk of decline in market value during periods of rising interest rates. Although a security purchased at a premium above its par value may carry a higher stated rate of return, both a scheduled payment of principal, which will be made at par, and an unscheduled prepayment of principal generally will decrease current and total returns and will accelerate the recognition of income, distributions from which will be taxable to shareholders as ordinary income.

Leverage

     The use of forward roll transactions and reverse repurchase agreements involves leverage. Leverage allows any investment gains made with the additional monies received (in excess of the costs of the forward roll transaction or reverse repurchase agreement) to increase the net asset value of the Fund's shares faster than would otherwise be the case. On the other hand, if the additional monies received are invested in ways that do not fully recover the costs of such transactions to the Fund, the net asset value of the Fund would fall faster than would otherwise be the case.

                         CALCULATION OF PERFORMANCE DATA

     From time to time the Fund may advertise its total return and yield. Both total return and yield figures are based on historical earnings and are not intended to indicate future performance.

     The "total return" of the Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. If the Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating is substituted.

     The "yield" of the Fund is computed by dividing the net investment income per share earned during the most recent practicable period stated in the advertisement by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). For the purpose of determining net investment income, the calculation includes among expenses of the Fund all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated.

                           DIVIDENDS AND DISTRIBUTIONS

     Dividends on shares of the Fund will be declared daily from net investment income and distributed monthly. Dividends from short-term and long-term capital gains, if any, after reduction by capital losses, will be declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are automatically reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash.

                               PURCHASE OF SHARES

     Shares of the Fund may be purchased directly from the Fund, which offers its shares to the public on a continuous basis. Shares are sold at the net asset value per share next computed after the purchase order is received by the Fund. Unless waived by the Fund, the minimum initial investment is $1,000,000. Additional investments may be made in amounts of at least $100,000.

     Orders for the purchase of Fund shares received by dealers by the close of regular trading on the New York Stock Exchange on any business day and transmitted to the Fund by the close of its business day (normally 4:00 p.m., New York City time) will be effected as of the close of regular trading on the New York Stock Exchange on that day. Otherwise, orders will be effected at the net asset value per share determined on the next business day. It is the responsibility of dealers to transmit orders so that they will be received by the Fund before the close of its business day. Shares of the Fund purchased through dealers may be subject to transaction fees, no part of which will be received by the Fund or the Advisers.

     The Fund's net asset value per share is computed each day on which the New York Stock Exchange is open as of the close of regular trading (currently 4:00 p.m., New York City time). The net asset value per share is calculated by determining the value of all the Fund's assets, subtracting all liabilities and dividing the result by the total number of shares outstanding. Portfolio securities for which market quotations are readily available are valued at current market value. Securities are valued at the last sales prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, and CMOs and asset-backed securities are valued at the last quoted bid prices. Securities for which quotations are not readily available, and all other assets are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Trustees.

     The Board of Trustees has approved determining the current market value of securities with one year or less remaining to maturity on a spread basis. To the extent this method is employed, it would be used in conjunction with the periodic use of market quotations. Under the spread process, the Adviser would determine in good faith the current market value of these portfolio securities by comparing their quality, maturity and liquidity characteristics to those of U.S. Treasury bills. Money market instruments with less than sixty days remaining to maturity when acquired by the Fund may be valued on an amortized cost basis. If the Fund acquires a money market instrument with more than sixty days remaining to its maturity, it may be valued at current market value until the sixtieth day prior to maturity and may then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

     In the sole discretion of the Adviser, the Fund may accept securities instead of cash for the purchase of shares of the Fund. The Adviser will determine that any securities acquired in this manner are consistent with the investment objective, policies and restrictions of the Fund. The securities will be valued in the manner stated above. The purchase of shares of the Fund for securities instead of cash may cause an investor who contributes them to realize a taxable gain or loss with respect to the securities transferred to the Fund.

     The Trust reserves the right in its sole discretion (i) to suspend the offering of the Fund's shares, (ii) to reject purchase orders when in the best interest of the Fund and (iii) to modify or eliminate the minimum initial investment in Fund shares.

                              REDEMPTION OF SHARES

     Shares of the Fund may be redeemed by any of the methods described below at the net asset value per share next determined after receipt of a redemption request in proper form. Redemptions will not be processed until a completed Share Purchase Application and payment for the shares to be redeemed have been received.

Written Redemption

     Shares of the Fund may be redeemed by written order to Standish Short-Term Asset Reserve Fund, One Financial Center, 26th Floor, Boston, Massachusetts 02111. A written redemption request must (a) state the number of shares or the dollar amount to be redeemed, (b) identify the shareholder's account number and
(c) be signed by each registered owner exactly as the shares are registered. Signature guarantees, when required, must be obtained from any one of the following institutions, provided that such institution meets credit standards established by the Fund's Transfer Agent: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000;
(iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency. Additional supporting documents may be required in the case of estates, trusts, corporations, partnerships and other shareholders which are not individuals. Redemption proceeds will normally be paid by check mailed within seven days of receipt of a written redemption request in proper form. If shares to be redeemed were recently purchased by check, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected  for the  purchase of such  shares.  This may take up to fifteen  (15)
days.

Telephonic Redemption

     Shareholders who complete the telephonic redemption portion of the Fund's account application may redeem shares by calling (800) 221-4795. The telephonic redemption privilege is not available to shareholders automatically; they must first elect the privilege. Redemption proceeds will be mailed or wired in accordance with the shareholder's instruction on the account application to a pre-designated account. Wire charges, if any, will be deducted from redemption proceeds. By maintaining an account that is eligible for redemption by telephone, the shareholder authorizes the Adviser, the Trust and the Fund's custodian to act upon instructions of any person to redeem shares from the shareholder's account. Redemption proceeds will be sent only by check payable to the shareholder of record at the address of record, unless the shareholder has indicated, in the initial application for the purchase of shares, a commercial bank to which redemption proceeds may be sent by wire. These instructions may be changed subsequently only in writing, accompanied by a signature guarantee, and additional documentation in the case of shares held by a corporation or other entity or by a fiduciary such as a trustee or executor.

     By maintaining a telephonic redemption account, the shareholder acknowledges that, as long as the Fund employs reasonable procedures to confirm that telephonic instructions are genuine, and follows telephonic instructions that it reasonably believes to be genuine, neither the Adviser, nor the Trust, nor the Fund's custodian, nor their respective officers or employees, will be liable for any loss, expense or cost arising out of any request for a telephonic redemption, even if such transaction results from any fraudulent or unauthorized instructions. Depending upon the circumstances, the Fund intends to employ personal identification or written confirmation of transactions procedures, and if it does not, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. Redemption proceeds will normally be paid promptly after receipt of telephonic instructions, but no later than seven days thereafter, except as described above. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. Accordingly, during periods of volatile economic and market conditions, shareholders may wish to consider transmitting redemption requests in writing.

Repurchase Order

     In addition to written redemption of Fund shares, the Fund may accept wire or telephone orders from brokers or dealers for the repurchase of Fund shares, or from the Adviser with respect to accounts over which it has investment discretion. The repurchase price is the net asset value per share next determined after receipt of an order by a broker or dealer, which is obligated to transmit the order to the Fund prior to the Fund's close of business (normally 4:00 p.m.). Brokers or dealers may charge for their services in connection with a repurchase of Fund shares, but the Fund imposes no charge for share repurchases.

                                     * * * *

     The proceeds paid upon redemption or repurchase may be more or less than the cost of the shares, depending upon the market value of the Fund's portfolio investments at the time of redemption or repurchase. The Fund intends to pay cash for all shares redeemed, but under certain conditions, the Fund may make payments wholly or partially in portfolio securities.

     Because of the cost of maintaining shareholder accounts, the Fund may redeem, at net asset value, the shares in any account which has a value of less than $250,000 as a result of redemptions or transfers. Before doing so, the Fund will notify the shareholder that the value of the shares in the account is less than the specified minimum and will allow the shareholder 30 days to make an additional investment in an amount which will increase the value of the account to at least $250,000.

                                   MANAGEMENT

Trustees

     The Fund is a separate investment series of Standish, Ayer & Wood Investment Trust, a Massachusetts business trust organized on August 13, 1986. Under the terms of the Agreement and Declaration of Trust establishing the Trust, which is governed by the laws of The Commonwealth of Massachusetts, the Trustees of the Trust are ultimately responsible for the management of its business and affairs.

Investment Adviser

     Standish, Ayer & Wood, Inc. (the "Adviser"), One Financial Center, Boston, Massachusetts 02111, serves as investment adviser to the Fund pursuant to an investment advisory agreement and manages the Fund's investments and affairs subject to the supervision of the Trustees of the Trust. The Adviser will, from time to time, determine jointly the appropriate maturity of the Fund's portfolio. This determination will be made after a review of economic, interest rate and yield curve analysis. The Board of Trustees will periodically review and approve the maturity decisions made by the Adviser.

     The Adviser is a Massachusetts corporation incorporated in 1933 and is a registered investment adviser under the Investment Advisers Act of 1940. The Adviser provides fully discretionary management services and counseling and advisory services to a broad range of clients throughout the United States. The Adviser acts as the sole investment adviser to certain other funds of the Trust which include Standish Small Capitalization Equity Fund, Standish Equity Fund, Standish Fixed Income Fund, Standish Intermediate Tax Exempt Bond Fund, Standish Massachusetts Intermediate Tax Exempt Bond Fund and Standish Securitized Fund, which had net assets of $120 million, $94 million, $1.9 billion, $27 million, $32 million and $55 million, respectively, at March 31, 1995. The Adviser also acts as the sole investment adviser to Standish Controlled Maturity Fund and Standish Fixed Income Fund II, which commenced operations on July 3, 1995. The Adviser is the managing general partner of Standish International Management Company, L.P., which is the investment adviser to Standish International Equity Fund, Standish International Fixed Income Fund, and Standish Global Fixed Income Fund which had net assets of $90 million, $1.1 billion and $137 million, respectively, at March 31, 1995. Corporate pension funds are the largest asset under active management by the Adviser. The Adviser's clients also include charitable and educational endowment funds, financial institutions, trusts and individual investors. As of March 31, 1995, The Adviser managed approximately $24 billion of assets.

     The Fund's portfolio managers are Jennifer A. Pline and James W. Copley, Jr., who have been primarily responsible for the day-to-day management of the Fund's portfolio since its inception in January, 1989, in the case of Mr. Copley, and since January 1, 1991, in the case of Ms. Pline. Mr. Copley has served as President of Consolidated Investment Corporation during the past five years and as Senior Portfolio Manager of the Adviser since June 30, 1995. During the past five years, Ms. Pline has served as a Vice President of the Adviser. It is presently contemplated that Ms. Pline will have primary responsibility for investments with a remaining maturity of one year or longer and Mr. Copley will have primary responsibility for investments with a remaining maturity of less than one year.

     Subject to the supervision and direction of the Trustees of the Trust, the Adviser manages the Fund's portfolio in accordance with its stated investment objective and policies, recommends investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund, and permits the Fund to use the name "Standish." The Adviser provides all necessary office space and services of executive personnel for administering the affairs of the Fund. For these services, the Fund pays a fee monthly at the annual rate of 0.25% of average daily net asset value. In addition, the Adviser has agreed to limit the Fund's aggregate annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to the lower of (a) 0.50% of the Fund's average daily net assets, or (b) the permissible limit applicable in any state in which shares of the Fund are then qualified for sale. If the expense limit is exceeded, the compensation due the Adviser for such fiscal year shall be proportionately reduced by the amount of such excess by a reduction or refund thereof at the time such compensation is payable after the end of each calendar month, subject to readjustment during the fiscal year. For the fiscal year ended December 31, 1994, advisory fees amounted to 0.25% of the Fund's average net assets.

Expenses

     The Fund bears all expenses of its operations other than those incurred by the Adviser under the investment advisory agreement. Among other expenses, the Fund will pay investment advisory fees; bookkeeping, share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of prospectuses, statements of additional information and shareholder reports which are furnished to existing shareholders; registration and reporting fees and expenses; and Trustees' fees and expenses. The Adviser bears, without subsequent reimbursement, the distribution expenses attributable to the offering and sale of Fund shares. Expenses of the Trust that relate to more than one series are allocated among such series by the Adviser in an equitable manner, primarily on the basis of the net asset values. For the fiscal year ended December 31, 1994, expenses borne by the Fund amounted to $941,104, which represented 0.33% of the Fund's average net assets.

Portfolio Transactions

     Subject to the supervision of the Trustees of the Trust, the Adviser selects the brokers and dealers that execute orders to purchase and sell portfolio securities for the Fund. The Adviser will seek to obtain the best available price and most favorable execution with respect to all transactions for the Fund.

     Subject to the consideration of best price and execution and to applicable regulations, the receipt of research and sales of Fund shares may also be considered a factor in the selection of brokers and dealers that execute orders to purchase and sell portfolio securities for the Fund.

                              FEDERAL INCOME TAXES

     The Fund presently qualifies and intends to continue to qualify for taxation as a "regulated investment company" under the Code . If it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income (including capital gains) distributed to shareholders in the form of dividends or capital gain distributions in accordance with certain timing requirements of the Code.

     The Fund will be subject to a nondeductible 4% excise tax under the Code to the extent that it fails to meet certain distribution requirements with respect to each calendar year. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the Fund during October, November or December of the year but paid during the following January. Such distributions will be taxable to taxable shareholders as if received on December 31 of the year the distributions are declared, rather than the year in which the distributions are received.

     Shareholders which are taxable entities or persons will be subject to federal income tax on dividends and capital gain distributions made by the Fund. Dividends paid by the Fund from net investment income and from any excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income, whether received in cash or Fund shares. Dividends paid by the Fund from net capital gain (the excess of net long-term capital gain over net short-term capital loss), called "capital gain distributions," will be taxable to shareholders as long-term capital gains, whether received in cash or Fund shares and without regard to how long the shareholder has held shares of the Fund. Capital gain distributions do not qualify for the corporate dividends received deduction. Dividends and capital gain distributions may also be subject to state and local or foreign taxes.

     Redemptions and repurchases of shares are taxable events on which a shareholder may recognize a gain or loss. Special rules recharacterize as long-term any losses on the sale or exchange of Fund shares with a tax holding period of six months or less, to the extent the shareholder received a capital gain distribution with respect to such shares.

     Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on dividends, capital gain distributions, and the proceeds of redemptions or repurchases of shares, if they fail to furnish the Fund with their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless a current IRS Form W-8 or an acceptable substitute is furnished to the Fund, to backup withholding on certain payments from the Fund.

     A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied.

     No portion of the Fund's distributions will be eligible for the 70% deduction for dividends received by corporations. After the close of each calendar year, the Fund will send a notice to shareholders that provides information about the federal tax status of distributions to shareholders for such calendar year.

                             THE FUND AND ITS SHARES

     The Fund is a separate investment series of Standish, Ayer & Wood Investment Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986. Under the Agreement and Declaration of Trust, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of the Fund. Each share of the Fund is entitled to one vote. All Fund shares have equal rights with regard to voting, redemption, dividends, distributions and liquidation, and shareholders of the Fund have the right to vote as a separate class with respect to certain matters under the Investment Company Act of 1940 and the Agreement and Declaration of Trust. Shares of the Fund do not have cumulative voting rights. Fractional shares have proportional voting rights and participate in any distributions and dividends. When issued, each Fund share will be fully paid and nonassessable. Shareholders of the Fund do not have preemptive or conversion rights. Certificates representing shares of the Fund will not be issued.

     The Trust has established thirteen series and may establish additional series at any time. Each series is a separate taxpayer, eligible to qualify as a separate regulated investment company for federal income tax purposes. The calculation of the net asset value of a series and the determination of the tax consequences of investing in a series will be determined separately for each series.

     The Trust is not required to hold annual meetings of shareholders. Special meetings of shareholders may be called from time to time for purposes such as electing or removing Trustees, changing a fundamental policy, or approving an investment advisory agreement.

     If less than two-thirds of the Trustees holding office have been elected by shareholders, a special meeting of shareholders of the Trust will be called to elect Trustees. Under the Agreement and Declaration of Trust and the Investment Company Act of 1940, the record holders of not less than two-thirds of the outstanding shares of each investment series of the Trust may remove a Trustee by votes cast in person or by proxy at a meeting called for the purpose or by a written declaration filed with each of the Trust's custodian banks. Except as described above, the Trustees will continue to hold office and may appoint successor Trustees. Whenever ten or more shareholders of the Trust who have been such for at least six months, and who hold in the aggregate shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, apply to the Trustees in writing stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting, and such application is accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five (5) business days after receipt of such application either (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication or form of request.

     Inquiries concerning the Fund should be made by contacting the Fund at the Fund's address and telephone number listed on the cover of this Prospectus.

                          CUSTODIAN, TRANSFER AGENT AND
                            DIVIDEND-DISBURSING AGENT

     Investors Bank & Trust Company, 24 Federal Street, Boston, Massachusetts 02110, serves as the Fund's transfer agent and dividend-disbursing agent and as custodian of all cash and securities of the Fund.

                             INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, serves as independent accountants for the Trust and will audit the Fund's financial statements annually.

                                  LEGAL COUNSEL

     Hale and Dorr, 60 State Street, Boston, Massachusetts 02109, is legal counsel to the Trust and to the Adviser.

--------------------------------------------------------------------------------
     No dealer, salesman or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or in the Statement of Additional Information, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.

                                   APPENDIX A

     MOODY'S MONEY MARKET INSTRUMENT RATINGS

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     -Leading market positions in well-established industries.

     -High rates of return on funds employed.

     -Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     -Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                         MOODY'S CORPORATE BOND RATINGS

Aaa -Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A -Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa  -Bonds  which are  rated Baa are  considered  as  medium-grade  obligations
     (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                STANDARD & POOR'S MONEY MARKET INSTRUMENT RATINGS

A-1 -This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong.

A-2 -Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

                         STANDARD & POOR'S BOND RATINGS

AAA -Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA -Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A -Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                         TAX CERTIFICATION INSTRUCTIONS

     Federal law requires that taxable distributions and proceeds of redemptions and exchanges be reported to the IRS and that 31% be withheld if you fail to provide your correct Taxpayer Identification Number (TIN) and the certifications contained in the Account Purchase Application (Application) or you are otherwise subject to backup withholding. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your Federal income tax return.

     For most individual taxpayers, the TIN is the social security number. Special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. If you do not have a TIN, you may apply for one using forms available at local offices of the Social Security Administration or the IRS, and you should write "Applied For" in the space for a TIN on the Application.

     Recipients exempt from backup withholding, including corporations and certain other entities, should provide their TIN and underline "exempt" in sectiony2(a) of the TIN section of the Application to avoid possible erroneous withholding. Non-resident aliens and foreign entities may be subject to withholding of up to 30% on certain distributions received from the Fund and must provide certain certifications on IRS Form W-8 to avoid backup withholding with respect to other payments. For further information, see Code Sections 1441, 1442 and 3406 and/or consult your tax adviser.